                                                                     Exhibit 3.5

      I hereby certify that the exhibit attached hereto is a fair and accurate English translation of the Memorandum of General Meeting of Association and By-laws of TVA Sul Participacoes S.A.


                                          By: /s/ DOUGLAS DURAN
                                              ---------------------
                                                  DOUGLAS DURAN
                                                  Attorney-in-fact

Date: October 1, 1997

                          TVA SUL PARTICIPACOES S.A.
                 MEMORANDUM OF GENERAL MEETING OF ASSOCIATION

DATE, TIME AND PLACE: On March 5, 1996, at 10:00 AM, at Rua Marta Kateiva de Oliveira, 49 - room 4, in Curitiba/PR.

ATTENDANCE: LEONARDO PETRELLI NETO, a Brazilian citizen, married, expert in telecommunications, residing and domiciled at Rua Pasteur, 780 - apt. 502, Curitiba/PR, bearer of ID Card RG no 736.678-7 and enrolled with the Board of Taxpayers CPF under no 401.596.049-15 and Jose Augusto Pinto Moreira, a Brazilian citizen, married, economist, residing and domiciled at Alameda Argentina, 406, Barueri-SP, bearer of ID Card RG no 2.944.700 and enrolled with the Board of Taxpayers CIC under no 128.701.967-68.

CHAIRMAN: Leonardo Petrelli Neto; SECRETARY: Jose Augusto P. Moreira.

AGENDA: Organization of Joint Stock Company.

DOCUMENTS: Bylaws (Exhibit I), Subscription Bulletin and Deposit receipt (Exhibit II).

RESOLUTIONS: 1) The organization of a joint stock company was approved, to be called "TVA SUL PARTICIPACOES S.A.", with its principal place of business in the city of Curitiba/PR, at Rua Marta Kateiva de Oliveira, 49 - room 4, with an initial capital of R$1,000.00 (one thousand Reais) divided into 1,000 (one thousand) nominative common shares, without par value, totally subscribed and paid-up in Brazilian currency by the subscribers Leonardo Petrelli Neto and Jose Augusto P. Moreira, according to the subscription bulletin (Exhibit II). On the date hereof a deposit has been made with "Caixa Economica Federal" (Federal Savings Bank) branch 373, opr. 011, account 118-4, in the name of the corporation under organization (Exhibit III).

2) The members present waived the reading of the Subscription Bulletin (Exhibit
II) and of the By-laws (Exhibit I) in view of the fact that the subscribers of the Corporation's capital stock were fully aware thereof, which documents were entirely ratified and approved.

3) The Board of Directors was elected as follows: Jose Augusto Pinto Moreira, whose particulars are given above; Douglas Duran, a Brazilian citizen, married, business administrator, residing and domiciled at Alameda das Rosas, 444, Barueri/SP, bearer of ID Card RG no 6.702.950 and enrolled with the Board of Taxpayers CIC under no 541.326.068-72 and Leonardo Petrelli Neto, a Brazilian citizen, married, expert in telecommunications, residing and domiciled at Rua Clovis Bevilaqua, 420 - apt. 701, Curitiba/PR, bearer of ID Card RG no 736.678-7 and enrolled with the Board of Taxpayers CPF under no 401.596.049-15. The compensation of the Directors was fixed, at the maximum, at the individual and joint deductibility limit established by the income tax legislation, which may be updated in accordance with the variation of such limits which takes place during their term of office, with the exception of those positions for which compensation is waived at the Board of Directors' Meeting. The Directors elected hereby will remain in office until the Corporation's First General Shareholders Meeting is held, however, the current Directors will remain in office until such time as the newly elected Directors take office.

TERMINATION: Having nothing further to discuss, the meeting was terminated and these Minutes were signed by all those present.

                            Curitiba, March 5, 1996

                                  (signature)
                            LEONARDO PETRELLI NETO

                                  (signature)
                           JOSE AUGUSTO, P. MOREIRA

ATTEST:
(Attorney's signature)

(Authenticity Stamp)

(enclosure)

                          TVA SUL PARTICIPACOES S.A.
                 MEMORANDUM OF GENERAL MEETING OF ASSOCIATION

                                  EXHIBIT I
                                   BY-LAWS

                    NAME, HEAD OFFICE, OBJECT AND DURATION

ARTICLE ONE. TVA SUL PARTICIPACOES S.A. is a joint stock company governed by these By-Laws and by the applicable legal provisions.

ARTICLE TWO. The Corporation's principal place of business and venue are located in the City of Curitiba, State of Parana, at Rua Marta Kateiva de Oliveira, 49 - room 4, and it may, by resolution of the Board of Directors, open or close facilities anywhere in Brazil or abroad.

ARTICLE THREE. The Corporation's objects are its participation in the capital of other companies, especially those which exploit the communications business whether in Brazil or abroad, in the capacity of quotaholder or shareholder, further acting as agent in general, for itself or on behalf of third parties, in domestic or international ventures.

ARTICLE FOUR. The Corporation has an indeterminate term of duration.

                                 CAPITAL STOCK

ARTICLE FIVE. The capital stock is R$1,000.00 (one thousand Reais) divided into 1,000 (one thousand) nominative common shares without par value.

ARTICLE SIX. Each common share will entitle its holder to one vote at the General Meeting's resolutions.

ARTICLE SEVEN. The shareholders have the right of first refusal in the subscription of new shares, in the proportion of their stockholdings.

ARTICLE EIGHT. Shareholders will necessarily pay up the subscribed capital under the conditions provided at the time of subscription, which may provide payment through calls made by the Corporation's management bodies.

      Sole Paragraph. The shareholder who fails to make payment on the agreed dates will be legally deemed in arrears and will be subject to the payment of one percent (1%) interest, monetary restatement and a fine of ten percent (10%) of the value of the installment in arrears.

                                GENERAL MEETING

ARTICLE NINE. The Shareholders' General Meeting will meet annually and specially in accordance with the law and the Meeting will be chaired by the Shareholders appointed at the time it convenes.

ARTICLE TEN. The General Meeting will be called by the Board of Directors.

ARTICLE ELEVEN. The General Meeting's resolutions, with the exception of the special events provided by law, will be taken by a majority vote of those members present, with the exception of the following decisions which must comply with the provisions of Clause Six of the Shareholders Agreement:

      I - change in preferences, advantages and redemption or amortization conditions for shares or creation of new classes of shares;

      II - creation of beneficiary portions;

      III - change of compulsory minimum dividend;

      IV - fundamental change in the Corporation, including undertaking new lines of business;

      V - Corporation's incorporation by another company, or its merger or split-off;

      VI - Corporation's dissolution or suspension of liquidation status;

      VII - creation and issue of debentures;

      VIII - purchase, sale, disposal, encumbrance or lien upon the Corporation's real estate in an amount in excess of R$50,000.000 (fifty thousand Reais);

      IX - purchase, as well as disposal, under any heading, or establishment of mortgages over the Corporation's fixed assets or stocks, the value of which exceeds, on a case by case basis, R$50,000.00 (fifty thousand Reais);

      X - authorization of the offering of guarantees, including collateral and security to third parties;

      XI - the performance of acts not specifically listed which go beyond the Corporation's ordinary sphere of operation.

                                  MANAGEMENT

ARTICLE TWELVE. The Corporation shall be managed by a Board of Directors, consisting of three members, who may or may not be shareholders, residents of Brazil, elected and subject to removal by the General Meeting. The Corporation's Directors will not have a specific designation.

      Sole Paragraph. The Board of Director's term of office is three years, reelection being permitted. The elected Directors will remain in office until their successors take office.

ARTICLE THIRTEEN. The Directors will replace each other in their absences or disabilities. In the event of a definitive vacancy, the General Meeting will appoint a substitute, who will remain in office for the substituted Director's remaining term of office.

ARTICLE FOURTEEN. The Board of Directors will meet to:

      I - prepare the financial statements and the management's report, which will be submitted to review by the Audit Committee members, if applicable, and forwarded to the General Meeting;

      II - resolve upon the opening, closing down and transfer of facilities anywhere in Brazil or abroad;

      III - authorize the disposal and encumbrance of the Corporation's fixed assets up to a maximum limit of R$50,000.00 (fifty thousand Reais);

      IV - appoint and remove independent auditors;

      V - resolve upon its participation in other companies or ventures;

      VI - resolve upon the submission to the General Meeting of proposals for capital increase and amendment to these By-Laws;

      VII - resolve upon matters attributed by law, by the By-Laws and by the General Meeting.

      Sole Paragraph. The Board of Directors will meet at the call of any of the Directors and in the event of a draw as regards any resolution, the matter will be put forward at the General Meeting.

ARTICLE FIFTEEN. Any Director or an attorney-in-fact appointed in compliance with the provisions hereof will individually represent the Corporation as Plaintiff or Defendant, in or out of Court and before any federal, state, municipal and quasi-governmental departments and any individuals and corporations in general.

      Paragraph One. Two Directors will necessarily sign powers-of-attorney specifying the granted powers, limits, conditions and term of validity, with the exception of the "ad judicia" powers-of-attorney, which will have an indeterminate term of validity.

      Paragraph Two. The acts, agreements and documents which represent a liability for the Corporation or exempt third parties from liabilities before the Corporation, as well as the disposal or encumbrance of fixed assets up to the amount of R$50,000.00 (fifty thousand Reais), will always be signed by two Directors, or one Director jointly with one attorney-in-fact or further, two attorneys-in-fact empowered pursuant to the provisions hereof.

      Paragraph Three. Only the individual signature of any Director or of one attorney-in-fact duly appointed and with specific powers will be necessary for the performance of day-to-day acts, forwarding ordinary mail, issuing receipts, endorsing checks for deposit in the Corporation's bank accounts, endorsing trade bills issued by the Corporation or in its favor for collection, discount or collateral with financial institutions for the Corporation's credit.

ARTICLE SIXTEEN. The use of the company's name is strictly barred in sureties, collateral, acceptances, endorsements or in documents which do not represent acts of interest to the Corporation or which imply an act of graciousness.

                                AUDIT COMMITTEE

ARTICLE SEVENTEEN. The Corporation will have an Audit Committee which will not convene permanently, consisting of three (3) standing and three (3) deputy members, who may or may not be shareholders, elected by the General Meetings and with the attributions afforded by law.

      Paragraph One. Only individuals residing in Brazil may be elected to the Audit Committee, who will be required to comply with the legal requirements and who will remain in office until the first Annual Shareholders Meeting which is held after their election, reelection being permitted.

      Paragraph Two. The compensation of the Audit Committee members will be established by the General Meeting which elects them, subject to the legal provisions.

           FISCAL YEAR, FINANCIAL STATEMENTS AND PROFIT DISTRIBUTION

ARTICLE EIGHTEEN. The fiscal year will begin on January 1 and will end on December 31 of each year.

ARTICLE NINETEEN. Subject to the legal provisions in force, the financial statements will be drawn up at the end of each fiscal year.

ARTICLE TWENTY. The net profits ascertained in each fiscal year, after the legal deductions, will be appropriated according to the General Meeting's resolution, once the Audit Committee has expressed its opinion, if it is convened.

      Paragraph One. The shareholders are assured the right to an annual compulsory dividend not less than twenty-five percent (25%) of the fiscal year's net profits, after the deduction of the quota appropriated for legal reserves.

      Paragraph Two. The Corporation's Board of Directors may draw up interim balance sheets at any time and declare interim dividends which will be booked to the accrued profits or profit reserves account, existing as at the least annual or six-monthly balance sheet.

                           MISCELLANEOUS PROVISIONS

ARTICLE TWENTY-ONE. The Corporation will be dissolved in the events provided by law or by resolution of the General Meeting, which will determine the manner of liquidation and will appoint the liquidator and the Audit Committee which will convene during the liquidation period.

                           Curitiba, March 05, 1996

                                  (signature)
                            LEONARDO PETRELLI NETO

                                  (signature)
                           JOSE AUGUSTO, P. MOREIRA

(authenticity seal)

(enclosure)

                 SUBSCRIPTION BULLETIN FOR INITIAL CAPITAL OF
                          TVA SUL PARTICIPACOES S.A.

                                  EXHIBIT II

Subscription bulletin for capital stock in the amount of R$1,000.00 (one thousand Reais), represented by 1,000 (one thousand) nominative common shares, without par value, hereby totally subscribed and paid up in Brazilian currency, by the undersigned subscribers, whose particulars are given below.

Unit issue price:  R$10.00 (ten Reais)

NAME AND PARTICULARS OF                      SHARES              PAID UP VALUE
SUBSCRIBER                                   SUBSCRIBED              (R$)

Leonardo Petrelli Neto, a Brazilian
citizen, married, expert in tele-                999                 999.00
communications, residing and
domiciled at Rua Clovis Bevilaqua,
420 - apt. 701, Curitiba-PR,
ID Card RG no 736.678-7 and
CPF no 401.596.049-15

Jose Augusto P. Moreira, a
Brazilian citizen, married, economist,             1                   1.00
residing and domiciled at Alameda
Argentina, 406, Alphaville II -
Barueri-SP, ID Card RG no 2.944.700
and CIC no 128.701.967-68

TOTAL                                          1,000               1,000.00


                           Curitiba, March 05, 1996

                                  (signature)
                            LEONARDO PETRELLI NETO

                                  (signature)
                           JOSE AUGUSTO, P. MOREIRA

(authenticity seal)

Board of Trade of the State of Parana
I certify registration on March 28, 1996
Under number 41300063451
(signed by Sidmar Antonio Cavet, Secretary General)

                          TVA SUL PARTICIPACOES S.A.
                         CGC/MF No 01.201.577/0001-24
                             NIRE No 41300063451

                 MINUTES OF THE SPECIAL SHAREHOLDERS MEETING
                           HELD ON AUGUST 30, 1996

PLACE AND TIME: Corporate headquarters, at Rua Martha Kateiva de Oliveira, 49 - room 4, in Curitiba/PR, at 4:00 PM.

ATTENDANCE: Shareholders representing the full amount of the capital stock. NOTICE OF CALL: Waived, pursuant to the provisions of article 124, paragraph 4 of Law 6404/76.

CHAIRMAN: Jose Augusto P. Moreira; SECRETARY: Leonardo Petrelli Neto.

AGENDA: Capital Increase

RESOLUTIONS: (taken by unanimous vote)

1. The increase of the capital stock was approved through the award of 170,217 (one hundred and seventy thousand two hundred and seventeen) quotas which the shareholder Leonardo Petrelli Neto holds in the company TVA Parana Ltda. (CGCMF no 84.938.786/0001- 82), the value of which will be determined through a specific appraisal;

2. The appointment was ratified, in order to proceed with the appraisal of TVA Parana Ltda.'s net worth, of Messrs. Antonio Pereira dos Anjos, a Brazilian citizen, married, accountant, residing and domiciled at Rua Josefina Arnoni, 141
- apt. 23, Sao Paulo/SP, CRC no 1SP134755/O-2 and CPF no 999.868.688-15, Pietro Filomeno Pizzolante, a Brazilian citizen, married, accountant, residing and domiciled at Rua Batista Cerruti, 194, Sao Paulo/SP, CRC no 1SP178092/O-0 and CPF no 074.455.328-89 and Eduardo Soldi, a Brazilian citizen, married, accountant, residing and domiciled at Alameda Safira, 520 - Alphaville IX, Barueri/SP, CRC no 1SP138610/O-3 and CPF no 898.842.728-91;

3. The appraisal report for TVA Parana Ltda.'s net worth was approved, as prepared by the experts named in the preceding item, on the basis of the balance sheet closed on 07.31.96, which report was certified by the Presiding Board and filed with the Corporation, and which confirmed the value of R$0.2168 as the net worth of each quota;

4. In view of the above, the capital stock increase was approved from R$1,000.00 (one thousand Reais) to R$37,909.00 (thirty-seven thousand nine hundred and nine Reais) an increase, therefore, of R$36,909.00 (thirty-six thousand nine hundred and nine Reais) through the issue of 36,909 (thirty-six thousand nine hundred and nine) nominative common shares, without par value, at the issue price of R$1.00 (one Real) each share. The currently issued shares were totally subscribed and paid up by the shareholder Leonardo Petrelli Neto through the award of 170,217 (one hundred and seventy thousand two hundred and seventeen) quotas which the shareholder Leonardo Petrelli Neto holds in the company TVA Parana Ltda., according to the enclosed Subscription Bulletin; the shareholder Jose Augusto P. Moreira expressly waived his right of first refusal.

5. Consequently, the amendment to Article Five of the By-Laws was approved, which shall henceforth be worded as follows: "Article Five - The capital stock is R$37,909.00 (thirty-seven thousand nine hundred and nine Reais) divided into 37,909 (thirty-seven thousand nine hundred and nine) nominative common shares, without par value."

TERMINATION: Having nothing further to discuss or to add, these minutes were drawn up, approved and signed and the meeting was terminated. Curitiba, August 30, 1996. (signed) Leonardo Petrelli Neto and Jose Augusto P. Moreira.

Conforms with original
(signed by Leonardo Petrelli Neto, Secretary)

Attorney: (signed by Silvia C.L. Bernardes, OAB/SP 74.256)

Board of Trade of the State of Parana
I certify registration on December 5, 1996
Under number 961684941
(signed by Sidmar Antonio Cavet, Secretary General)

(Authenticity seal)

(enclosure)

                          TVA SUL PARTICIPACOES S.A.
                         CGC/MF No 01.201.577/0001-24
                             NIRE No 41300063451

                         LIST OF SHAREHOLDERS PRESENT

                         SPECIAL SHAREHOLDERS MEETING
                      HELD ON AUGUST 30, 1996 - 4:00 PM

01 LEONARDO PETRELLI NETO, a Brazilian citizen, residing at Rua Clovis Bevilaqua, 420 - apt. 701, Curitiba/PR, holder of 999 shares.

02 JOSE AUGUSTO PINTO MOREIRA, a Brazilian citizen, residing at Alameda Argentina, 406, Alphaville II - Barueri-SP, holder of 1 share. Total no of shares: 1,000.

CONFORMS WITH ORIGINAL
(signed by Leonardo Petrelli Neto, Secretary)
(Authenticity Seal)
(enclosure)

                          TVA SUL PARTICIPACOES S.A.
                         CGC/MF No 01.201.577/0001-24
                             NIRE No 41300063451

                            SUBSCRIPTION BULLETIN
                         SPECIAL SHAREHOLDERS MEETING
                           HELD ON AUGUST 30, 1996

                                    EXHIBIT

Subscription of capital stock increase, resolved at the Special Shareholders Meeting held on August 30, 1996. Issue of 36,909 nominative common shares, without par value, subscribed and paid up on the date hereof.

NAME AND PARTICULARS                         SHARES            PAID UP AMOUNT
OF SUBSCRIBER                                                       (R$)

Leonardo Petrelli Neto, a Brazilian
citizen, married, expert in tele-            36,909               36,909.00
communications, residing and
domiciled at Rua Clovis Bevilaqua,
420 - apt. 701, Curitiba-PR,
ID Card RG no 736.678-7 and
CPF no 401.596.049-15

These shares were paid up through the award of 170.217 quotas representing TVA Parana Ltda.'s capital stock.

(signed by Leonardo Petrelli Neto)
(signed for TVA SUL PARTICIPACOES S.A. by Jose Augusto P. Moreira and Leonardo Petrelli Neto)
(Authenticity seal)
(enclosure)

                               APPRAISAL REPORT

The undersigned:

Antonio Pereira dos Anjos, a Brazilian citizen, married, accountant, residing and domiciled at Rua Josefina Arnoni, 141 - apt. 23, Sao Paulo/SP, CRC no 1SP134755/O-2 and CPF no 999.868.688-15;

Eduardo Soldi, a Brazilian citizen, married, accountant, residing and domiciled at Alameda Safira, 520 - Alphaville IX, Barueri/SP, CRC no 1SP138610/O-3 and CPF no 898.842.728-91;

Pietro Filomeno Pizzolante, a Brazilian citizen, married, accountant, residing and domiciled at Rua Batista Cerruti, 194, Sao Paulo/SP, CRC no 1SP178092/O-0 and CPF no 074.455.328-89.

Experts appointed by the management of TVA SUL PARTICIPACOES S.A., with its principal place of business at Rua Martha Kateiva de Oliveira, 49, room 4, in the city of Curitiba - PR, enrolled with the Board of Taxpayers CGCMF under no 01.201.577/0001-24, registered with the Board of Trade of the State of Parana under NIRE 41300063451, which appointment is to be ratified by said company's partners, to proceed with the appraisal of TVA PARANA LTDA.'s net worth, with its principal place of business at Rua Martha Kateiva de Oliveira, 49, room 4, in the City of Curitiba - PR, enrolled with the Board of Taxpayers CGCMF under no 84.938.786/0001-82, registered with the Board of Trade of the State of Parana under NIRE 41202681240, in order to ascertain the value of the quotas which shall be awarded to increase the capital of the Corporation TVA SUL PARTICIPACOES, which appointment they accepted and hereby submit the result of their work on the grounds of Exhibit I which is an integral part of this report.

Once the necessary verifications and exams were carried out, on the basis of the Balance Sheet closed on July 31, 1996, which is an integral part of this report as Exhibit II, as adjusted by the relevant facts which took place from August 1 to 30, 1996, among them the company's capitalization, they concluded that TVA PARANA LTDA.'s net worth for the purposes of appraising the value of the quotas which will be used to pay up capital in assets of TVA SUL PARTICIPACOES S.A., corresponds to R$6,009,000.90 (six million nine thousand Reais and ninety cents), which amount complies with the "caput" of article 226 of Law no 6.404/76 and can therefore be used as a basis for the intended award.

The experts consider their work concluded and have signed this report in three (30 typed counterparts, all of which have been duly initialed, and are at the disposal of TVA SUL PARTICIPACOES S.A.'s shareholders for any clarifications they deem necessary.

(signed by Antonio Pereira dos Anjos, Eduardo Soldi and Pietro Filomeno Pizzolante)

CERTIFICATE: We certify that this document is an integral part of the process filed under number 961684941 on 12.5.96 and cannot be used separately.

Curitiba - PR 12/05/1996.
(Authenticity seal)

                         APPRAISAL REPORT - EXHIBIT I

The undersigned, experts appointed by TVA SUL PARTICIPACOES S.A.'s management, pursuant to the provisions of Article 8 of Law 6.404/786, hereby submit the result of their work, on the grounds of this Exhibit to the report, the purpose of which was to ascertain TVA PARANA LTDA.'s net worth in order to pay up capital in assets of TVA SUL PARTICIPACOES S.A., as follows:

1. The work was begun by examining the books and accounting records of TVA PARANA LTDA., including the Balance Sheet closed on July 31, 1996, as adjusted by the relevant facts which took place from August 1 to 30, 1996, among them the company's capitalization, all of which are in good order in accordance with legal and tax formalities.

2. TVA PARANA LTDA.'s capital stock is R$19,121,518.05 (nineteen million one hundred and twenty-one thousand five hundred and eighteen reais and five cents), divided into 27,712,345 (twenty-seven million seven hundred and twelve thousand three hundred and forty-five) quotas, in the par value of R$0.69 (sixty-nine cents of one Real) each.

3. According to the Board of Director's proposal and justification, TVA PARANA LTDA.'s Net Worth which shall be used to ascertain the value of the quotas which will be used to pay up capital in assets, consists of the following assets and liabilities.

ASSETS                                                      R$

o     Current                                                5,564,081.11
o     Long-term                                                100,921.76
o     Fixed                                                  6,097,423.24
                                                            -------------
o     Total Assets                                          11,762,426.11
                                                            -------------

LIABILITIES                                                 R$

o     Current                                                2,820,088.00
o     Long-Term                                              2,933,337.21
                                                            -------------
o     Total Liabilities                                      5,753,425.21
                                                            -------------

SUMMARY

Total Assets                                                11,762,426.11
Total Liabilities                                            5,753,425.21
                                                            -------------
Net Worth                                                    6,009,000.90
                                                            -------------

4. The components of Assets and Liabilities of TVA PARANA LTDA.'s net worth, indicated in item 3 above, were appraised according to the legal provisions after a detailed examination of accounts and of the receipts which were used as a basis for the above balance sheet, with the enforcement of the following criteria:

ASSETS

Current

Cash and Banks represent immediate availability in currency and in view of the fact they are monetary amounts, they were appraised for the values indicated in the books.

The assets represented by clients' credits were appraised at their realization value, i.e., deducted by the respective provision for doubtful debtors.

The assets booked at Stocks, were appraised by the criteria of purchase cost, monetarily restated according to the legal indices.

The assets booked to Accounts Receivable from Affiliates are represented by credits against affiliate companies.

The resources invested in Prepaid Expenses are indicated at their historical value and coincide with the balances indicated in the books.

The assets booked as Other Accounts Receivable were appraised at their realization value which, for the purposes of this report, coincides with the balances indicated in the books.

Long-Term Assets

The assets booked as Long-Term Assets, which are represented by deposits for defenses and resources and credits against affiliate companies, have been monetarily restated based on the legal indices.

Fixed Assets

The assets book to this account, which basically refer to fixed assets, have been appraised at their purchase cost, restated until the date of the balance sheet based on legal indices, net of depreciation and amortization which have also been restated on the same basis.

LIABILITIES

Current Liabilities

The liabilities booked as current are monetary in nature and coincide with the balances indicated in the books.

Long-Term Liabilities

These refer to loan agreements with affiliate companies and have been appraised at the value of the loans, monetarily restated on the basis of legal indices.

5. Consequently, after a detailed examination of the Accounting records and receipts which were the basis for the Balance Sheet drawn up on July 31, 1996, adjusted by the relevant facts which took place from August 1 to 30, 1996, among which the capitalization of the company, the expert appraisers confirm that TVA PARANA LTDA.'s net worth at R$6,009,000.90 (six million nine thousand Reais and ninety cents) actually exists and its appraisal complied with all legal provisions, including the provisions of the "caput" of Article 226 of Law 6.404/76.

To sum up, the undersigned declare that the independent and objective appraisal of all the components results in actual values which coincide with the book values and there is no reason for diversion thereof.

We consider our work concluded and submit this exhibit to the appraisal report in three typed counterparts, in four pages, duly initialed and signed.

Curitiba, August 30, 1996.

(signed by Antonio Pereira dos Anjos, Eduardo Soldi and Pietro Filomeno Pizzolante)

(Authenticity seal)

(Enclosure)

                         APPRAISAL REPORT - EXHIBIT II
                               TVA PARANA LTDA.

                      STATEMENT OF ASSETS AND LIABILITIES
                              as at 31 JULY 1996
                                 Corporate Law
                               (values in Reais)

                                    ASSETS

CURRENT
      On hand                                               84,713.73
      Accounts receivable                                  479,530.96
      Stocks                                             4,556,771.24
      Accounts Receivable from Affiliates                  166,624.00
      Prepaid Expenses                                      32,262.96
      Other Accounts Receivable                            241,178.22
                                                        -------------
              Total Current Assets                       5,564,081.11

LONG-TERM
      Loans with Affiliates                                 87,127.32
      Court Deposits                                        13,794.44
                                                        -------------
              Total Long-Term Assets                       100,921.76

FIXED
      Real estate                                          423,764.75
      Fixed                                              5,673,658.49
                                                        -------------
              Total Fixed Assets                         6,097,423.24

TOTAL ASSETS                                            11,762,426.11
                                                        -------------

                         APPRAISAL REPORT - EXHIBIT II
                               TVA PARANA LTDA.

                      STATEMENT OF ASSETS AND LIABILITIES
                              as at 31 JULY 1996
                                 Corporate Law
                               (values in Reais)

                                  LIABILITIES

CURRENT
      Suppliers                                               315,633.36
      Taxes payable                                           151,611.48
      Salaries and social contributions                       427,135.11
      Other Accounts Payable                                1,915,708.05
                                                          --------------

LONG-TERM
      Loans with affiliate companies                        2,906,471.33
      Loans from shareholders                                  26,865.88
                                                          --------------
              Total Long-Term Liabilities                   2,933,337.21

NET WORTH
      Capital Stock                                        19,121,518.05
      Monetary Restatement of Capital                             120.35
      Accrued Losses                                      (13,112,627.50)
                                                          --------------
              Total Net Worth                               6,009,000.90

Total Liabilities and Net Worth                            11,762,426.11

IN WITNESS WHEREOF, I HAVE HEREUNTO SET MY HAND at Sao Paulo, this 30th day of January, 1997. My commission is for life.

I hereby declare that I have received the following MINUTES OF SPECIAL SHAREHOLDERS MEETING, in Portuguese, which I duly translate into English as follows:

                          TVA SUL PARTICIPACOES S.A.
                         CGC/MF No 01.201.577/0001-24
                             NIRE No 41300063451

                 MINUTES OF THE SPECIAL SHAREHOLDERS MEETING
                           HELD ON AUGUST 30, 1996

PLACE AND TIME: Corporate headquarters, at Rua Martha Kateiva de Oliveira, 49, room 4, Curitiba/PR, at 5:00 PM.

ATTENDANCE: Shareholders representing the full amount of the capital stock.

NOTICE OF CALL: Waived, pursuant to the provisions of article 124, paragraph 4 of Law 6404/76.

CHAIRMAN: Jose Augusto P. Moreira; SECRETARY: Leonardo Petrelli Neto.

AGENDA: Capital Increase

RESOLUTIONS: (taken by unanimous vote)

1. The increase of the capital stock was approved from R$37,909.00 (thirty-seven thousand nine hundred and nine Reais) to R$18,470,825.00 (eighteen million four hundred and seventy thousand eight hundred and twenty-five Reais) an increase therefore, of R$18,432,916.00 (eighteen million four hundred and thirty-two thousand nine hundred and sixteen Reais) through the issue of 18,432,916 (eighteen million four hundred and thirty-two thousand nine hundred and sixteen) new nominative common shares, without par value, at the issue price of R$1.00 (one Real) each share. The currently issued shares were totally subscribed and paid up by Tevecap S.A., with credits held against the Corporation, according to the enclosed Subscription Bulletin; the shareholders Leonardo Petrelli Neto and Jose Augusto P. Moreira expressly waived their right of first refusal.

2. Consequently, the amendment to Article Five of the By-Laws was approved, which shall henceforth be worded as follows: "Article Five - The capital stock is R$18,432,916.00 (eighteen million four hundred and thirty-two thousand nine hundred and sixteen Reais) divided into 18,432,916 (eighteen million four hundred and thirty-two thousand nine hundred and sixteen) nominative common shares, without par value."

TERMINATION: Having nothing further to discuss or to add, these minutes were drawn up, approved and signed and the meeting was terminated. Curitiba, August 30, 1996 (signed) Leonardo Petrelli Neto and Jose Augusto P. Moreira.

Conforms with original
(signed by Leonardo Petrelli Neto, Secretary)
Attorney: (signed by Silvia C.L. Bernardes, OAB/SP 74.256)

Board of Trade of the State of Parana
I certify registration on December 5, 1996
Under number 961994576
(signed by Sidmar Antonio Cavet, Secretary General)

(enclosure)

                          TVA SUL PARTICIPACOES S.A.
                         CGC/MF No 01.201.577/0001-24
                             NIRE No 41300063451

                         LIST OF SHAREHOLDERS PRESENT

                         SPECIAL SHAREHOLDERS MEETING
                           HELD ON AUGUST 30, 1996

01 LEONARDO PETRELLI NETO, a Brazilian citizen, residing at Rua Clovis Bevilaqua, 420 - apt. 701, Curitiba/PR, holder of 37,908 shares.

02 JOSE AUGUSTO PINTO MOREIRA, a Brazilian citizen, residing at Alameda Argentina, 406, Alphaville II, Barueri-SP, holder of 1 share.

Total no of shares:  37,909.

CONFORMS WITH ORIGINAL
(signed by Leonardo Petrelli Neto, Secretary)
(Authenticity Seal)
(enclosure)

                          TVA SUL PARTICIPACOES S.A.
                         CGC/MF No 01.201.577/0001-24
                             NIRE No 41300063451

                            SUBSCRIPTION BULLETIN
                         SPECIAL SHAREHOLDERS MEETING
                           HELD ON AUGUST 30, 1996

                                    EXHIBIT

Subscription of capital stock increase, resolved at the Special Shareholders Meeting held on August 30, 1996.

Issue of 18,432,916 nominative common shares, without par value, subscribed and paid up on the date hereof.

NAME AND PARTICULARS                         SHARES             PAID UP
OF SUBSCRIBER                                                 AMOUNT (R$)

TEVECAP S.A., with its principal
place of business at Rua do Rocio,
313 - suite 101, Sao Paulo/SP,
enrolled with the Board of                 18,432,916         18,432,916.00
Taxpayers CGC/MF under no
57.574.170/0001-05, registered
with the Board of Trade of
Sao Paulo under NIRE 35300139623,
herein represented by its
Directors, Jose Augusto P. Moreira
and Claudio Cesar D'Emilio.

(signatures for TEVECAP S.A.)
(signed for TVA SUL PARTICIPACOES S.A. by Jose Augusto P. Moreira and Leonardo Petrelli Neto)
(Authenticity seal)

                               APPRAISAL REPORT

The undersigned:

Antonio Pereira dos Anjos, a Brazilian citizen, married, accountant, residing and domiciled at Rua Josefina Arnoni, 141 - apt. 23, Sao Paulo/SP, CRC no 1SP134755/O-2 and CPF no 999.868.688-15;

Eduardo Soldi, a Brazilian citizen, married, accountant, residing and domiciled at Alameda Safira, 520 - Alphaville IX, Barueri/SP, CRC no 1SP138610/O-3 and CPF no 898.842.728-91;

Pietro Filomeno Pizzolante, a Brazilian citizen, married, accountant, residing and domiciled at Rua Batista Cerruti, 194, Sao Paulo/SP, CRC no 1SP178092/O-0 and CPF no 074.455.328-89.

Experts appointed by the management of TVA SUL PARTICIPACOES S.A., with its principal place of business at Rua Martha Kateiva de Oliveira, 49, room 4, in the city of Curitiba - PR, enrolled with the Board of Taxpayers CGCMF under no 01.201.577/00011-24, registered with the Board of Trade of the State of Parana under NIRE 41300063451, which appointment is to be ratified by said company's partners, to proceed with the appraisal of TVA PARANA LTDA,'s net worth, with its principal place of business at Rua Martha Kateiva de Oliveira, 49, room 4, in the City of Curitiba - PR, enrolled with the Board of Taxpayers CGCMF under no 84.938.786/0001-82, registered with the Board of Trade of the State of Parana under NIRE 41202681240, in order to ascertain the value of the quotas which shall be awarded to increase the capital of the Corporation TVA SUL PARTICIPACOES, which appointment they accepted and hereby submit the result of their work on the grounds of Exhibit I which is an integral part of this report.

Once the necessary verifications and exams were carried out, on the basis of the Balance Sheet closed on July 31, 1996, which is an integral part of this report as Exhibit II, as adjusted by the relevant facts which took place from August 1 to 30, 1996, among them the company's capitalization, they concluded that TVA PARANA LTDA.'s net worth for the purposes of appraising the value of the quotas which will be used to pay up capital in assets of TVA SUL PARTICIPACOES, S.A., corresponds to R$6,009,000.90 (six million nine thousand Reais and ninety cents), which amount complies with the "caput" of article 226 of Law no 6.404/76 and can therefore be used as a basis for the intended award.

The experts consider their work concluded and have signed this report in three
(3) typed counterparts, all of which have been duly initialed, and are at the disposal of TVA SUL PARTICIPACOES S.A.'s shareholders for any clarifications they deem necessary.

(signed by Antonio Pereira dos Anjos, Eduardo Soldi and Pietro Filomeno Pizzolante)

CERTIFICATE: We certify that this document is an integral part of the process filed under number 961994576 on 12.5.96 and cannot be used separately.

Curitiba - PR 12/05/1996.
(Authenticity seal)

                         APPRAISAL REPORT - EXHIBIT I

The undersigned, experts appointed by TVA SUL PARTICIPACOES S.A.'s management, pursuant to the provisions of Article 8 of Law 6.404/76, hereby submit the result of their work, on the grounds of this Exhibit to the report, the purpose of which was to ascertain TVA PARANA LTDA.'s net worth in order to pay up capital in assets of TVA SUL PARTICIPACOES S.A., as follows:

1. The work was begun by examining the books and accounting records of TVA PARANA LTDA., including the Balance Sheet closed on July 31, 1996, as adjusted by the relevant facts which took place from August 1 to 30, 1996, among them the company's capitalization, all of which are in good order in accordance with legal and tax formalities.

2. TVA PARANA LTDA.'s capital stock is R$19,121,518.05 (nineteen million one hundred and twenty-one thousand five hundred and eighteen reais and five cents), divided into 27,712,345 (twenty-seven million seven hundred and twelve thousand three hundred and forty-five) quotas, in the par value of R$0.69 (sixty-nine cents of one Real) each.

3. According to the Board of Director's proposal and justification, TVA PARANA LTDA.'s Net Worth which shall be used to ascertain the value of the quotas which will be used to pay up capital in assets, consists of the following assets and liabilities.

ASSETS                                                    R$
o     Current                                              5,564,081.11
o     Long-Term                                              100,921.76
o     Fixed                                                6,097,423.24
                                                          -------------
o     Total Assets                                        11,762,426.11
                                                          -------------

LIABILITIES                                               R$
o     Current                                              2,820,088.00
o     Long-Term                                            2,933,337.21
                                                          -------------
o     Total Liabilities                                    5,753,425.21
                                                          -------------

SUMMARY

Total Assets                                              11,762,426.11
Total Liabilities                                          5,753,425.21
                                                          -------------
Net Worth                                                  6,009,000.90
                                                          -------------

4. The components of Assets and Liabilities of TVA PARANA LTDA.'s net worth, indicated in item 3 above, were appraised according to the legal provisions after a detailed examination of accounts and of the receipts which were used as a basis for the above balance sheet, with the enforcement of the following criteria:

ASSETS

Current

Cash and Banks represent immediate availability in currency and in view of the fact they are monetary amounts, they were appraised for the values indicated in the books.

The assets represented by clients' credits were appraised at their realization value, i.e., deducted by the respective provision for doubtful debtors.

The assets booked as Stocks, were appraised by the criteria of purchase cost, monetarily restated according to the legal indices.

The assets booked to Accounts Receivable from Affiliates are represented by credits against affiliate companies.

The resources invested in Prepaid Expenses are indicated at their historical value and coincide with the balances indicated in the books.

The assets booked as Other Accounts Receivable were appraised at their realization value which, for the purposes of this report, coincides with the balances indicated in the books.

Long-Term Assets

The assets booked as Long-Term Assets, which are represented by deposits for defenses and resources and credits against affiliate companies, have been monetarily restated based on the legal indices.

Fixed Assets

The assets booked to this account, which basically refer to fixed assets, have been appraised at their purchase cost, restated until the date of the balance sheet based on legal indices, net of depreciation and amortization which have also been restated on the same basis.

LIABILITIES

Current Liabilities

The liabilities booked as current are monetary in nature and coincide with the balances indicated in the books.

Long-Term Liabilities

These refer to loan agreements with affiliate companies and have been appraised at the value of the loans, monetarily restated on the basis of legal indices.

5. Consequently, after a detailed examination of the Accounting records and receipts which were the basis for the Balance Sheet drawn up on July 31, 1996, adjusted by the relevant facts which took place from August 1 to 30, 1996, among which the capitalization of the company, the expert appraisers confirm that TVA PARANA LTDA.'s net worth at R$6,009,000.90 (six million nine thousand Reais and ninety cents) actually exists and its appraisal complied with all legal provisions, including the provisions of the "caput" of Article 226 of Law 6.404/76.

To sum up, the undersigned declare that the independent and objective appraisal of all the components results in actual values which coincide with the book values and there is no reason for diversion thereof.

We consider our work concluded and submit this exhibit to the appraisal report in three typed counterparts, in four pages, duly initialed and signed.

Curitiba, August 30, 1996.

(signed by Antonio Pereira dos Anjos, Eduardo Soldi and Pietro Filomeno Pizzolante)

(Authenticity seal)

(Enclosure)

                         APPRAISAL REPORT - EXHIBIT II
                               TVA PARANA LTDA.

                      STATEMENT OF ASSETS AND LIABILITIES
                              as at 31 JULY 1996
                                 Corporate Law
                               (values in Reais)

                                    ASSETS

CURRENT
      On hand                                                   84,713.73
      Accounts receivable                                      479,530.96
      Stocks                                                 4,559,771.24
      Accounts Receivable from Affiliates                      166,624.00
      Prepaid Expenses                                          32,262.96
      Other Accounts Receivable                                241,178.22
                                                            -------------
              Total Current Assets                           5,564,081.11

LONG-TERM
      Loans with Affiliates                                     87,127.32
      Court Deposits                                            13,794.44
                                                            -------------
              Total Long-Term Assets                           100,921.76

FIXED
      Real estate                                              423,764.75
      Fixed                                                  5,673,658.49
                                                            -------------
              Total Fixed Assets                             6,097,423.24

TOTAL ASSETS                                                11,762,426.11
                                                            -------------

                         APPRAISAL REPORT - EXHIBIT II
                               TVA PARANA LTDA.

                      STATEMENT OF ASSETS AND LIABILITIES
                              as at 31 JULY 1996
                                 Corporate Law
                               (values in Reais)

                                  LIABILITIES

CURRENT
      Suppliers                                                  315,633.36
      Taxes payable                                              151,611.48
      Salaries and social contributions                          427,135.11
      Other Accounts Payable                                   1,915,708.05
                                                             --------------

LONG-TERM
      Loans from affiliate companies                           2,906,471.33
      Loans from shareholders                                     26,865.88
                                                             --------------
              Total Long-Term Liabilities                      2,933,337.21

NET WORTH
      Capital Stock                                           19,121,518.05
      Monetary Restatement of Capital                                120.35
      Accrued Losses                                         (13,112,637.50)
                                                             --------------
              Total Net Worth                                  6,009,000.90

Total Liabilities and Net Worth                               11,762,426.11

IN WITNESS WHEREOF, I HAVE HEREUNTO SET MY HAND at Sao Paulo, this 30th day of January, 1997. My commission is for life.